                                                   EXHIBIT 10.1




                              The Leap Group, Inc.


                           LINE OF CREDIT AGREEMENT,
                              DATED JUNE 30, 1998,
                          BETWEEN MANUFACTURER'S  BANK
                            AND THE LEAP GROUP, INC.

                                PROMISSORY NOTE

------------------------------------------------------------------------------------------------------------------------------------
  Principal       Loan Date         Maturity     Loan No.       Call        Collateral     Account     Officer      Initials
$5,000,000.00     06-30-1998       06-30-2000                                   80                       DDG
------------------------------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------

Borrower: The Leap Group, Inc. (TIN: 36-4079500)
          22 West Hubbard Street
          Chicago, Illinois  60610-4606

Lender:   Manufacturers Bank
          Ashland Banking Facility
          1200 North Ashland Avenue
          Chicago, Illinois  60622-2298

===============================================================================================================
Principal Amount: $5,000,000.00      Interest Rate:  6.750%       Date of Note:  June 30, 1998

PROMISE TO PAY: The Leap Group, Inc. ("Borrower") promises to pay to Manufacturers Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Million & 00/100 Dollars ($5,000,000.00) or so much as may be outstanding, together with interest at the rate of 6.750% per annum on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 30, 2000. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning July 30, 1998, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest at the rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments to accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $25.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note 5.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted in the State of Illinois. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Cook County, the State of Illinois. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws in the State of Illinois.

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, plus attorneys' fees as provided in the Note, plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power of confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amount owing on this Note have been paid in full.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by a Manufacturers Bank Certificate of Deposit Number 5250008917, in possession of the Bank and all renewals, extensions, substitutions and proceeds thereof.

LINE OF CREDIT. This Note evidence a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: Frederick A. Smith, Chief Executive Officer; Thomas R. Sharbaugh, Director & President; and Robert C. Bramlette, Secretary. Borrower agrees to be liable for all

06-30-1998                       PROMISSORY NOTE                          Page 2
                                   (Continued)
================================================================================

sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

INSURANCE. Unless Borrower provides Lender with evidence of the insurance coverage required by Borrower's agreement with Lender, Lender may purchase insurance at Borrower's expense to protect Lender's interests in the collateral. This insurance may, but need not, protect Borrower's interests. The coverage that Lender purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the collateral. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by their agreement. If Lender purchases insurance for the collateral, Borrower will be responsible for the costs of that insurance, including interest and any other charges Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Borrower's total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance Borrower may be able to obtain on Borrower's own.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

The Leap Group, Inc.



By: /s/ FREDERICK A. SMITH
    -------------------------------------------
    Frederick A. Smith, Chief Executive Officer

================================================================================
Fixed Rate.  Line of Credit.      LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver.
3.24a(c) 1998 CFI ProServices, Inc. All rights reserved [IL-D20 E3.24
LEAPGRO.LN C14.OVL]

                         ASSIGNMENT OF DEPOSIT ACCOUNT

--------------------------------------------------------------------------------
  Principal       Loan Date       Maturity      Loan No.     Call     Collateral
$5,000,000.00     06-30-1998     06-30-2000                               80
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Account           Officer        Initials
                    DDG
--------------------------------------------------------------------------------
 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------

Borrower: The Leap Group, Inc. (TIN: 36-4079500)
          22 West Hubbard Street
          Chicago, Illinois 60610-4606

Lender:   Manufacturers Bank
          Ashland Banking Facility
          1200 North Ashland Avenue
          Chicago, Illinois 60622-2298

================================================================================

THIS ASSIGNMENT OF DEPOSIT ACCOUNT is entered into between The Leap Group, Inc. (referred to below as "Grantor"); and Manufacturers Bank (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Account. The word "Account" means the deposit account described below in the definition for "Collateral."

     Agreement. The word "Agreement" means this Agreement of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

     Collateral. The word "Collateral" means the following described deposit account:

          Manufacturers Bank Certificate of Deposit Number 5250008917, in possession of the Bank and all renewals, extensions, substitutions and proceeds thereof issued by Lender in an amount not less than $5,000,000.00 together with (a) all interest, whether now accrued or hereafter accruing;
     (b) all additional deposits hereafter made to the Account; (c) any and all proceeds from the Account; and (d) all renewals, replacements and substitutions for any of the foregoing.

     In addition, the word "Collateral" includes all property of Grantor (however owned if owned by more than one person), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

          (a) All property to which Lender acquires title or documents of title.

          (b) All property assigned to Lender.

          (c) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other instruments and evidences of an obligation.

          (d) All records relating to any of the property described in this Collateral section, whether in the form of writing, microfilm, microfiche, or electronic media.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     Grantor. The word "Grantor" means The Leap Group, Inc., its successors and assigns.

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations, and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means Manufacturers Bank, its successors and assigns.

     Note. The word "Note" means the note or credit agreement dated June 30, 1998, in the principal amount of $5,000,000.00 from The Leap Group, Inc. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and warrants to Lender that:

     Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

     Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

     No Further Transfer. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

     No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

06-30-1998               ASSIGNMENT OF DEPOSIT ACCOUNT                    Page 2
                                  (Continued)

================================================================================

     Proceeds. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (a) for the collection or protection of any income on the Collateral, (b) for the preservation of rights against issuers of the Collateral or against third persons; (c) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor
(d) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

REINSTATEMENT OF SECURITY INTEREST. If payment is made by Grantor, whether voluntarily or otherwise, or by guarantor or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment
(a) to Grantor's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, (b) by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of Lender's property, or (c) by reason of any settlement or compromise of any claim made by Lender with any claimant (including without limitation Grantor), the Indebtedness shall be considered unpaid for the purpose of enforcement of this Agreement and this Agreement shall continue to be effective or shall be reinstated, as the case may be, notwithstanding any cancellation of this Agreement or of any note or other instrument or agreement evidencing the Indebtedness and the Collateral will continue to secure the amount repaid or recovered to the same extent as if that amount never had been originally received by Lender, and Grantor shall be bound by any judgment, decree, order, settlement or compromise relating to the Indebtedness or to this Agreement.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

     Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure of forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral of any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     Insecurity. Lender, in good faith, deems itself insecure.

     Right to Cure. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days; or
     (b), if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

     Accelerate Indebtedness. Lender may declare all Indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Grantor.

     Application of Account Proceeds. Lender may obtain all funds in the Account from the issuer of the Account and apply them to the Indebtedness in the same manner as if the Account had been issued by Lender. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Illinois Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

06-30-1998               ASSIGNMENT OF DEPOSIT ACCOUNT                    Page 3
                                 (Continued)

================================================================================

     Collect the Collateral. Lender may collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, may retain possession of the Collateral while suing on the Indebtedness.

     Sell the Collateral. Lender may sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value, Lender shall give or mail to Grantor, or any of them, notice at least ten (10) days in advance of the time and place of public sale, or of the date after which private sale may be made. Grantor agrees that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to Grantor, or any of them, at the last address Grantor has given Lender in writing. If public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

     Register Securities. Lender may register any securities included in the Collateral in Lender's name and exercise any rights normally incident to the ownership of securities.

     Sell Securities. Lender may sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws, notwithstanding any other provision of this or any other agreement. If, because of restrictions under such laws, Lender is or believes it is unable to sell the securities in an open market transaction, Grantor agrees that
     (a) Lender shall have no obligation to delay sale until the securities can be registered, (b) Lender may make a private sale to a single person or restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction, and (c) such a sale shall be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or state securities departments under state "Blue Sky" laws, or if Grantor, or any of them (if more than one), is an affiliate of the issuer of the securities, Grantor agrees that Grantor will neither sell nor dispose of any securities of such issuer without obtaining Lender's prior written consent.

     Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as its attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

     Application of Proceeds. Lender may apply any cash which is part of the Collateral, or which is received from the collection or sale of the Collateral, to (a) reimbursement of any expenses, including any costs of any securities registration, commissions incurred in connection with a sale, attorney fees as provided below and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral, and (b) to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear.

     Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Illinois Uniform Commercial Code, at law, in equity, or otherwise.

     Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement.

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of Illinois. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Cook County, State of Illinois. Lender and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Multiple Parties; Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

     Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

06-30-1998               ASSIGNMENT OF DEPOSIT ACCOUNT                    Page 4
                                (Continued)

================================================================================

     Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 30, 1998.

GRANTOR:

The Leap Group, Inc.


By: /s/ Frederick A. Smith
    -------------------------------------------
    Frederick A. Smith, Chief Executive Officer

================================================================================
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.24a(c) 1998 CFI ProServices, Inc. All rights reserved. (IL-E90 E3.24 F3.24 LEAPGRO.LN C14.OVL)